Exhibit 99.1

(NASDAQ: BTAI) BXCL501: An Acute Treatment January 03, 2019 for Agitation BioXcel Therapeutics, 555 Long Wharf Drive, New Haven, CT 06511 | www.bioxceltherapeutics.com Proprietary & Confidential

Agenda 01 02 BXCL501 PROGRAM OVERVIEW CLINICAL TRIALS RESULTS WITH IV DEXMEDETOMIDINE ALZHEIMER’S | SCHIZOPHRENIA 03 04 BXCL501 DEVELOPMENT PLAN IN 2019 SUMMARY ATTENDEES       Vimal Mehta, CEO & Member of Board Vincent O'Neill, Chief Medical Officer Frank Yocca, Chief Scientific Officer Robert Risinger, VP, Clinical Development Chetan Lathia, SVP & Head, Translational Medicine Sheldon Preskorn, Member, Clinical Advisory Board Proprietary & Confidential 2

BXCL501: Sublingual Thin Film Dexmedetomidine (Dex) for Acute Treatment of Agitation Rapid clinical development and regulatory approval path (505(b)(2)) Agitation: A growing global healthcare issue ($40B+) Safer, non-invasive anti-agitation treatment needed Current therapies sub-optimal:  Dementia: Antipsychotic drugs (black-box warning) for elderly  Psychiatric: Invasive with severe side effects BXCL501: An innovative approach  Novel mechanism of action (MoA) targets a causal agitation pathway  Non-Invasive, easy to administer sublingual film with rapid onset of action 3 Proprietary & Confidential

Dementia: Symptoms of Alzheimer's Disease

Nearly half of the Alzheimer's patients have Agitation symptoms every month[1]

NEUROPSYCHIATRIC[5]

- **Agitation**
- **Aggression**
- Mood disturbances
- Wandering

COGNITIVE[2-4]

- Memory loss
- Impaired spatial and temporal orientation
- Language disturbance
- Agnosia

FUNCTIONAL[6]

Reduced ability to carry out *ADLs Life example:

- Dressing
- Grooming
- Personal hygiene

*ADL= Activity of daily living

1. Ryu SH, Katona C, Rive B, Livingston G, LASER-AD study;2005; 2.Joubert et al. In: Gauthier (ed);2007
3. Rainville et al. In: Gauthier (ed);2007; 4. Alzheimer's Association, Alzheimer's Dement 2016;12(4): 459-509;
5. Gelinas et al. In: Gauthier (ed);2007; 6.Teng & Cummings. In: Gauthier (ed);2007

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BXCL501: Sublingual Thin Film Formulation of Dexmedetomidine (Dex) Dex exerts calming effect at low exposures providing a broad therapeutic index Ideal Pharmaceutical Properties for a Non-invasive Sublingual Film Formulation Film manufacturing completed: • Multiple dose strengths ranging from 10µg to 60µg for clinical studies • Immediate release film with muco-adhesion properties • Proprietary technology delivers low dose ranges The Right Pharmacology and Safety Profile (Precedex® – IV Dex) For Sedation in ICU Setting • Prescribed to 8M+ patients • Studied in 120 clinical trials • Wide therapeutic index 5 Proprietary & Confidential Loading Dose Maintenance Dose Tolerable Dose 0.5µg/kg 1.6µg/kg >5µg/kg

Dexmedetomidine Mechanism of Action Reduction of hyper-arousal from overactive locus coeruleus neurons in response to stress Hyper-Arousal Physiology Dexmedetomidine MoA Locus Coeruleus (LC) Activation (+) Agitation (-) Agitation Norepinephrine Stress Induced Bipolar Disorder Opiate Withdrawal Schizophrenia Dementia Delirium 6 Proprietary & Confidential

Dexmedetomidine: High Potency and Intrinsic Activity at Alpha2 Receptors Data generated using transfected human Alpha2 receptor Human Alpha2 Receptor Response [Compound] Molar Dexmedetomidine: Pharmacology may translate into greater clinical efficacy 7 Proprietary & Confidential Functional Receptor Response

Human Biology Studies for BXCL501

Differentiate central nervous system (CNS) from peripheral effects

EEG Measurements


Electrodes
Scalp


Baseline
Dexmedetomidine
Slow-delta (0.1 - 4 Hz)
A

- Dex elicits a characteristic change in electroencephalographs (EEG)
- Plan to use EEG to demonstrate CNS activity that determines therapeutic window
  - Lowest dose with CNS activity
  - Highest dose without excessive drowsiness
- Determine onset of CNS effect and time course of recovery in agitated patients

Akeju O, Kim S-E, Vazquez R, Rhee J, Pavone KJ, Hobbs LE, et al. (2016) Spatiotemporal Dynamics of Dexmedetomidine-Induced Electroencephalogram Oscillations. PLoS ONE 11 (10): e0163431. doi:10.1371/journal. pone.0163431

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Proprietary & Confidential

IV Dex: Positive Human Proof of Concept in Treating Agitation from Alzheimer's Disease, Schizophrenia and Delirium IV Dex data from 90 subjects: healthy volunteers and three disease pathologies 1 2 ALZHEIMER’S DISEASE 14 patient study [10 treatment + 4 placebo} Clinical benefit observed in 7/10 treated • **RASS score of -1 No clinically meaningful effects on blood pressure and/or heart rate SCHIZOPHRENIA 14 patient study [10 treatment + 4 placebo] Clinical benefit observed in 9/10 treated • RASS score of -1 • *PEC score of 7 or below No clinically meaningful effects on blood pressure and/or heart rate • • • • • • 90 Subject Experience DELIRIUM* 132 patients [46 refractory to haloperidol] 46/46 haloperidol refractory patients responded to IV Dex in reducing agitation HEALTHY ELDERLY VOLUNTEERS 16 subject study [12 treatment + 4 placebo] Mild sedation achieved in 11/12 treated • RASS score of -1 No clinically meaningful effects on blood pressure and/or heart rate • • • • • 4 3 ** Richmond Agitation Sedation Scale * Positive and Negative Symptom Scale-Excitatory Component Carrasco et.al., Critical Care Medicine: July 2016, Vol 44, Issue 7, pp. 1295-1309 9 Proprietary & Confidential

Human Proof of Concept 1: IV Dex Reduces Agitation in Schizophrenia Patients Study results announced Nov 2018: primary endpoint met Study Design • • • • Randomized, placebo-controlled dose-ranging study 14 patients [10 treatment + 4 placebo] Primary endpoint: RASS of -1 Secondary endpoint: PEC score of 7 or below PEC Across Time % of Patients Achieving RASS-1 12 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 11 10 9 8 7 6 0 20 40 60 80 100 120 0 20 40 60 80 100 120 Minutes post start of infusion Minutes post start of infusion Dex Dex 9/10 patients achieved PEC score of 7 or below No clinically relevant cardiovascular changes Early PEC reduction before drowsiness 9/10 patients achieved RASS score of -1 10 Proprietary & Confidential PEC Score

Human Proof of Concept 2: IV Dex Reduces Agitation in Alzheimer’s Patients Study results announced Jan 2019: primary endpoint met Study Design • • • • Randomized, placebo-controlled individual dose-ranging study Infusion initiated at a low rate and increased by 0.1 mcg/kg/h 14 patients [10 treatment + 4 placebo] Primary endpoint: Optimal dose to achieve RASS of -1 • Pharmacokinetic/Pharmacodynamic (PK/PD) observed with IV Dex concentrations (pg/mL) • Primary endpoint (RASS -1) achieved at a fraction of dose required for surgical sedation  Identified a dose range for optimizing film (BXCL501) 1 of 4 Placebo subjects achieved RASS of -1 at 30 mins PK consistent with prior healthy elderly trial No clinically meaningful cardiovascular effects 7/10 Patients Achieved RASS score of -1 No Adverse Events (AE), well-tolerated 11 Proprietary & Confidential Pharmacokinetics (PK) and Clinical Effect % of Patients achieving RASS -1

Human Proof of Concept 3: IV Dex Reduces Agitation in Haloperidol-Refractory Delirium Elderly hyperactive delirium patients refractory to haloperidol are difficult to treat 5 p = .01 4 3 2 1 Titration 0 -1 -2 Minutes -3 0 15 30 45 60 120 240 360 480 600 Start IV Haloperidol IV Haloperidol + IV Dex IV Dex only IV Dex achieved greater time in satisfactory sedation No respiratory or Heart Conduction disturbances BXCL501 MoA shown to treat agitated delirium in elderly 46/46 haloperidol refractory patients calmed by IV Dex * Carrasco et.al., Critical Care Medicine: July 2016, Vol 44, Issue 7, pp. 1295-1309 12 Proprietary & Confidential Richmond Agitation Sedation Scale (RASS) Group Comparison Initial Haloperidol

Sublingual Film (BXCL501) Pharmacokinetic and Safety Study IND-opening study BXCL501-101 Sublingual Pharmacokinetic, Safety and Tolerability Study • Placebo-controlled, single ascending dose, pharmacokinetic (PK) study, safety & tolerability of BXCL501 (sublingual film) in healthy adult volunteers ages 18-65 • Primary objective • Determine PK, safety and tolerability of various film strengths • Dosing initiated December 2018 • Accrual continues with periodic review between dose escalation • Expect dosing completion 1Q2019 13 Proprietary & Confidential

BXCL501 Integrated Clinical Development Plan

Acute agitation studies: short with easily measurable clinical endpoints

[IND]
2018
2019

Sublingual Thin Film

PK and Safety Study
Multiple Dose Strengths
(N=60)

✓ Data readout 1H2019

Registration Trial*
(Phase 2/3 Trials)

- Agitated Schizophrenia and Bipolar Patients
- Agitated Alzheimer's Patients
- Hyperactive Delirium
- Opiate Withdrawal Symptoms

Adasuve Approval for Acute Treatment;
2 trials of 2 doses in 300+ patients, one in each indication;
Agitated Schizophrenia Patients: 344
Agitated Bipolar Patients: 314
Primary Endpoint: Reduction in PEC score from baseline


adasuve
(loxapine) inhalation powder

2020
[First NDA Submission]

*Clinical Development plan subject to agreement with FDA

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Proprietary & Confidential

BXCL501 Program Summary Broad market potential • Low doses produce clinically measurable anti-agitation effects • On track to initiate a registration trial for an indication for BXCL501 in 2019 with potential NDA filing in 2020 • Potential for multiple indications due to BXCL501’s anti-agitation properties across different disease pathologies Well capitalized to achieve multiple value inflection points through 2019 15 Proprietary & Confidential

Dr. Vimal Mehta, CEO BioXcel Therapeutics, New Haven, CT 06511 vmehta@bioxceltherapeutics.com Proprietary & Confidential